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                                                                   EXHIBIT 10.38

        AMENDMENT NO. 1 TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

This Amendment No. 1 to Amended and Restated Business Loan Agreement dated as of September 5, 2001 (this "Amendment") is executed with reference to the Amended and Restated Business Loan Agreement dated as of April 30, 2001 (the "Loan Agreement") among Bank of America, N.A. (the "Bank"), IMPCO Technologies, Inc. (the "Borrower") and Quantum Technologies, Inc. (the "Subsidiary Borrower").
The parties hereby agree to amend the Loan Agreement as follows:

     1.   Defined Terms.  All initially capitalized terms used in this Amendment
          -------------
without definition shall have the respective meanings assigned thereto in the Loan Agreement.

     2.   Amendment to Section 1.1(a). Section 1.1(a) of the Loan Agreement is
          ---------------------------  --------------
hereby amended by deleting the reference to "$5,000,000" and substituting in place thereof a reference to "$15,000,000". It is further agreed that the Subsidiary Borrower shall have the right to make direct borrowings in an aggregate principal amount not to exceed $15,000,000 under Facility No. 1 subject to the terms and conditions set forth in the Loan Agreement (including without limitation those set forth in Section 11.17(k) thereof), provided that the outstanding principal amount so advanced to the Subsidiary Borrower shall not increase by more than $1,000,000 during any business week.

     3.   Amendment to Section 11.5(f). Section 11.5(f) of the Loan Agreement is
          ----------------------------  ---------------
hereby amended by deleting the reference to "$1,000,000" and substituting in place thereof a reference to "$2,000,000".

     4.   Conditions Precedent. The effectiveness of this Amendment shall be
          --------------------
conditioned upon receipt by the Bank of all of the following:

          a.   Counterparts of this Amendment executed by all parties hereto;

          b. An amendment fee paid by the Borrower to the Bank in an amount equal to $25,000; and

          c. Such other assurances, certificates, documents, consents or opinions as the Bank reasonably may require.

     5.   Amendment to Section 11.2 - Additional Reporting Requirements. The
          -------------------------------------------------------------
Borrower agrees that on or prior to September 18, 2001 it shall deliver the following information to the Bank in form and substance acceptable to the Bank and that its failure to do so shall constitute a Default under Section 13 of the Credit Agreement (without any period of grace):

          a. an alternative business plan, which plan shall set forth a timeline detailing the Borrower's plan to achieve positive profitability or cash flow (exclusive of depreciation) from the Borrower's monthly consolidated operations.

          b. a forecasted budget for the Subsidiary Borrower for the period from October 1, 2001 through December 31, 2001.

     6.   Representations and Warranties. The Borrower hereby represents and
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warrants that no default under Section 13 of the Loan Agreement has occurred and
                               ----------
remains continuing.

     7.   Counterparts. This Amendment may be executed in counterparts in
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accordance with Section 14.12 of the Loan Agreement.
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     8.   Confirmation.  In all other respects, the Loan Agreement is confirmed.
          ------------

     9. IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.


                                          IMPCO TECHNOLOGIES, INC.

                                          By: /s/ W. Brian Olson
                                              ---------------------------

                                          Title:   CFO
                                                 ------------------------

                                          QUANTUM TECHNOLOGIES, INC.

                                          By: /s/ W. Brian Olson
                                              ---------------------------

                                          Title:   CFO
                                                 ------------------------


                                          BANK OF AMERICA, N.A.

                                          By: /s/ Jeff Thom
                                               --------------------------

                                          Title: VP
                                                 ------------------------